Exhibit 99.2

Q2 2025 EARNINGS RESULTS Aug 7, 2025

Scalable Business Model Expanding Gross Margin Consistent Profitability Generating Cash Flow Driving Sustainable Revenue Growth Diversified Hardware & SaaS Revenue Streams Divested Telematics Portfolio to Focus on Key 5 G Growth Areas Inseego Financial Profile | Compelling Improvements & Trajectory 2 Materially Reduced Total Debt Including Convert Pay - off

Q2 2025 RESULTS (Aug 7, 2025) GUIDANCE (May 8, 2025) $40.2m $37m - $40m TOTAL REVENUE $4.7m $2.5m - $3.5m ADJ EBITDA 11.7% 7 - 9% Implied margin 3 Q2 2025 Financial Results | Beat Guidance In the May 8, 2025 Q1 2025 Earnings call, the Company issued guidance for Q2 2025. On Aug 7, 2025, financial results for Q2 2025 were reported and represent a ‘beat’ on both revenue and ADJ EBITDA.

Q2 2025 Financial Results | Selected Key Highlights

Inseego delivered healthy sequential revenue growth (+$8.5m) and profitability expansion in Q2 2025, accelerated by the successful launch of the Company's highly-anticipated 5G FX4100 cellular FWA router at T-Mobile.

Q2 2025 Financial Highlights Include:

1. Strong **FWA revenue** of **$14.5m**, **growing +9% YoY** vs. Q2 2024 and the highest quarterly FWA revenue recorded since 2023
2. Consistent contribution from **Services & Other Revenue** of **$12.0m** or **30%** of overall revenue share
3. Solid non-GAAP **Gross Margin** of **41.2%**, **+470 bps higher YoY** vs. Q2 2024 on account of higher Services & Other revenue and favorable revenue mix results
4. Robust spend management with non-GAAP **Operating Expenses** lower by $0.2m (excluding D&A) compared to Q2 2024
5. **Fifth consecutive quarter of double-digit Adj EBITDA margin** at **11.7%** (**20 bps higher** vs. Q1 2025), with sequential Adj EBITDA growth of **+$1.0m**
6. Closed Q2 2025 with **healthy cash position of $13.2m**, lower sequentially on pay-off of $15m stub outstanding on Company's convertible notes on May 1, 2025

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Q2 2025 | Selected Business Highlights

- ✓ Launched our third generation FX4100 with T-Mobile, leveraging our new Edge Router OS, significantly upgraded Inseego Connect SaaS feature set, and new mesh Wi-Fi nodes. Initial sales momentum has already outpaced the adoption levels of our previous two generations, signaling strong market demand.

- ✓ Renewed our stocked MiFi products with our two existing Tier 1 carrier customers. This is our 11th generation in this category, demonstrating our leadership in mobile broadband – and this generation will allow us to target both the business and consumer mobile broadband MiFi market.

- ✓ Expanded our carrier footprint by adding a new Tier 1 carrier customer to stock both our mobile and FWA next generation products, with shipments expected to begin late in 2025.

- ✓ Closed a multi-million-dollar enterprise agreement with an industrial S&P 500 company — facilitated through one of our Inseego IGNITE channel partners for a deployment that combines our high-performance hardware with Inseego Connect software.

- ✓ Announced appointments of Lawrence Hau as Chief Supply Chain Officer, and Zack Kowalski as SVP of Business Development. The addition of these industry leaders reinforces our focus on operational discipline and scalable go to market execution.

- ✓ Appointed George Mulhern, seasoned wireless industry leader and former Chairman and CEO of Cradlepoint, Inc., to the Company's Board of Directors.

- ✓ Entered into a $15.0 million undrawn working capital facility with BMO Bank.

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Total Revenue | Return to Sequential Revenue Growth Q2 2025 Product revenue grew sequentially by +43% on strong FWA growth following the successful next - generation launch of the FX4100. ($ millions) 29.5 39.2 42.0 35.9 19.7 28.2 8.1 12.4 12.0 12.2 12.0 12.0 37.5 51.6 54.0 48.1 31.7 40.2 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Product Revenue Services & Other Revenue 6

Product Revenue | Robust FWA Revenue Profile FWA revenues grew +9% YoY, marking the highest level of FWA revenue in the trailing 8 - quarters while total Product revenue declined on account of significant Mobile promotional activity in the prior year. ($ millions) 15.3 25.9 32.3 25.5 17.8 13.7 14.2 13.3 9.7 10.4 1.9 14.5 29.5 39.2 42.0 35.9 19.7 28.2 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Mobile Solutions Revenue Fixed Wireless Access Solutions Revenue 7

Compelling Offering Portfolio | High - Value Services Contribution Healthy revenue mix from high - profitability Services & Other offerings. 79% 76% 78% 75% 62% 70% 21% 24% 22% 25% 38% 30% Q1 2024 Q2 2024 Q3 2024 Product Revenue Mix Q4 2024 Q1 2025 Q2 2025 Services & Other Revenue Mix 8

35.4% 9 36.5% 34.8% 37.4% 47.5% 41.2% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Gross Margin | Expanding Contribution The Company has materially improved its gross margin profile through a combination of improved revenue mix, favorable pricing, overall operational efficiencies, and channel contribution. GROSS MARGIN % (non - GAAP)

4.5 5.1 5.0 5.3 4.3 4.6 12% 10% 9% 11% 11% Research & Development (non - GAAP) 13% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 3.7 4.2 3.7 3.8 3.8 10% 8% 7% 4.0 8% 12% 9% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Operating Expense Efficiency | Improving Operations at Scale Disciplined cost management is underlying stable operating expenditures and has created a platform for economies of scale on an operating expense to revenue ratio. Sales & Marketing (non - GAAP) General & Administrative (non - GAAP) Operating Expense / Revenue ratio NOTE: These OpEx categories do not include depreciation & amortization expense as that is reported in its own line item; see financial statements for full details. ($ millions) 3.6 10 2.8 3.1 3.7 3.4 3.5 10% 5% 6% 8% 11% 9% Q1 Q2 Q3 Q4 Q1 Q2 2024 2024 2024 2024 2025 2025

1.5 11 6.8 6.7 5.4 3.7 4.7 4.0% 13.2% 12.5% 11.2% 11.6% 11.7% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Profitability | Meaningful Shift & Expansion in Adj EBITDA Generation The Company has significantly improved profitability since the beginning of 2024 following transformative changes and has delivered consistent double - digit Adj EBITDA margin % for the past five quarters. ADJ EBITDA MARGIN % ADJ EBITDA $ ($ millions)

Successful Reduction in Debt | Convertible Notes Paid - off May 1, 2025 • On May 1, 2025, Inseego paid - off the remaining $15m stub outstanding on the Company's convertible notes. • Including debt restructurings that occurred in 2024, the Company has lowered its debt position by more than $125m since January 2024. • The Company's only outstanding debt is $41m in new long - term Senior Secured 9% Notes which mature May 1, 2029. • On August 5, 2025, the Company entered into a $15m (undrawn) working capital facility with BMO Bank that provides additional operating flexibility and liquidity. $41m New Senior Secured Debt $13m Cash 12 = $28m NET DEBT -

Q3 2025 GUIDANCE $40m - $43m Total Revenue $4m - $5m Adj EBITDA 10 – 12% Implied margin 13 On the Company’s Q2 2025 Earnings Call on Aug 7, 2025, the Company provided the following guidance for Total Revenue and Adjusted EBITDA for Q3 2025: Company Guidance | Q3 2025 (ISSUED: AUG 7, 2025)

$24b TAM across the Mobile Broadband and Fixed Wireless Access markets Improved financial profile driving sustainable revenue growth, consistent profitability and cash flow generation Materially reduced debt and right - sized capital structure Unique positioning of products built to meet strict US government requirements in support of the “homegrown” US tech initiative 25+ year track record of wireless technology leadership and strong relationships with Tier 1 Service Providers and Fortune 500 customers Inseego Investment Highlights | Compelling Trajectory 14

APPENDIX

NON - GAAP NUMBERS Reconciliations to GAAP Financials

Gross Margin & OpEx | Three Months Ended June 30, 2025 17 Non - GAAP Impairment of Capitalized Software Share - based Compensation Expense GAAP ($ thousands) $ 40,223 $ - $ - $ 40,223 Revenues 23,653 - 55 23,708 Cost of revenues $ 16,570 $ 16,515 Gross Margin 41.2% 41.1% Gross Margin % Operating costs and expenses: 4,554 - 266 4,820 Research and development 3,808 - 143 3,951 Sales and marketing 3,513 - 1,190 4,703 General and administrative 1,761 - - 1,761 Depreciation and amortization - - - - Impairment of cap software $ 13,636 $ - $ 1,599 $ 15,235 Total operating costs & expenses GAAP TO NON - GAAP RECONCILIATION

Income to Adjusted EBITDA | Three Months Ended June 30, 2025 18 GAAP TO NON - GAAP RECONCILIATION Three Months Ended June 30, 2025 ($ thousands) $ 507 Income from continuing operations 22 Income tax provision (benefit) 933 Interest expense, net (182) Other (income) expense, net 1,792 Depreciation and amortization 1,654 Share - based compensation expense - Impairment of capitalized software $ 4,726 Adjusted EBITDA from continuing operations

Safe Harbor Statement This presentation contains statements about expected future events that are forward - looking and subject to risks and uncertainties. For these statements, we claim the safe harbor for “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of factors that could cause actual results to differ materially from expectations, please refer to the risk factors described in our filings with the SEC. Non - GAAP Financial Measures Non - GAAP gross margins and operating expenses exclude restructuring charges, share based compensation expenses, debt restructuring charges, impairments of capitalized software charges, charges related to acquisition and divestiture activities and acquisition - related intangible asset amortization. This presentation contains references to certain non - GAAP financial measures and should be viewed in conjunction with our press releases and supplementary information on our website ( www.inseego.com/investors ) which present a complete reconciliation of GAAP and Non - GAAP results. 19 Disclaimers

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